UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K/A
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 15, 2006
Commission file number 001-32649
COGDELL SPENCER INC.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	20-3126457 (I.R.S. Employer Identification No.)

4401 Barclay Downs Drive, Suite 300 Charlotte, North Carolina (Address of principal executive offices)	28209 (Zip code)
(704) 940-2900
(Registrant’s telephone number, including area code)
N/A
(Former name, former address and former fiscal year, if changed since last report)
Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS
On February 15, 2006, Cogdell Spencer LP (the “Operating Partnership”), a subsidiary of Cogdell Spencer Inc. (“Cogdell Spencer”), acquired the property known as Methodist Professional Center One building, which includes a seven-story medical office building and an adjacent 951-space parking deck (the “Property”). Cogdell Spencer Inc. is filing this Current Report on Form 8-K/A to satisfy the requirement of Rule 3-14 of Regulation S-X of the Securities and Exchange Commission that relates to the acquisition of a property that is significant to the registrant.
The Property is located on the campus of Methodist hospital, an affiliate of Clarian Health Partners, in the downtown submarket of Indianapolis, IN. The purchase price for the Property, including related transaction costs, was $39,518,183. In addition, Cogdell Spencer assumed tenant liabilities associated with the Property totaling $548,671.
As a result of this transaction, we are providing historical and pro forma financial information as of and for the year ended December 31, 2005 in accordance with Rule 3-14 of Regulation S-X.
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The forward-looking statements reflect the Company’s views about future events and are subject to risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ materially. Factors that may contribute to these differences include, but are not limited to the following: market trends; our ability to obtain future financing arrangements; our ability to renew ground leases; defaults by tenants; and changes in the reimbursement available to our tenants by government or private payors. For a further list and description of such risks and uncertainties, see the reports filed by the company with the Securities and Exchange Commission, including the company’s most recent IPO filing. Although the Company believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be realized. The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
Listed below are the financial statements, pro forma financial information and exhibits filed as part of this report:
(a)	Financial Statements of Businesses Acquired or to be Acquired
The statement of revenues and certain expenses of Methodist Professional Center One building (described under Item 8.01) as listed in the accompanying Index to Financial Statements and Pro Forma Financial Information is filed as part of this Current Report on Form 8-K/A.

INDEX TO FINANCIAL STATEMENT AND
PRO FORMA FINANCIAL INFORMATION

Page
Number
METHODIST PROFESSIONAL CENTER ONE

Independent Auditors’ Report	3

Statement of Revenues and Certain Expenses for the Year Ended December 31, 2005	4

Notes to the Statement of Revenues and Certain Expenses for the Year Ended December 31, 2005	5

COGDELL SPENCER INC.

Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2005	6

Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2005	8

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors and Stockholders of
Cogdell Spencer Inc.
Charlotte, North Carolina
We have audited the accompanying statement of revenues and certain expenses (the “Statement”) of Methodist Professional Center One (the “Property”) for the year ended December 31, 2005. The Statement is the responsibility of the Property’s management. Our responsibility is to express an opinion on the Statement based on our audit.
We conducted our audit in accordance with generally accepted auditing standards as established by the Auditing Standards Board (United States) and in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Statement is free of material misstatement. The Property is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the Statement, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Statement. We believe that our audit provides a reasonable basis for our opinion.
The accompanying Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in Form 8-K/A of Cogdell Spencer Inc.). Material amounts, as described in note 1 to the Statement that would not be directly attributable to those resulting from future operations of the Property, are excluded and the Statement is not intended to be a complete presentation of the Property’s revenues and expenses.
In our opinion, the Statement presents fairly, in all material respects, the revenues and certain expenses, as described in note 1 to the Statement, of the Property for the year ended December 31, 2005, in conformity with accounting principles generally accepted in the United States of America.
Charlotte, North Carolina
May 1, 2006

METHODIST PROFESSIONAL CENTER ONE
STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2005
(dollars in thousands)

Revenues:
Rental	$4,807

4,807

Certain expenses:
Property operating expenses	1,369
Real estate taxes and insurance	420

Total certain expenses	1,789

Revenues in excess of certain expenses	$3,018

See notes to Statement of Revenues and Certain Expenses.

NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2005
NOTE 1 – ORGANIZATION AND BASIS FOR PRESENTATION
The accompany statement of revenues and certain expenses (the “Statement”) relate to Methodist Professional Center One building (the “Property”), which includes a seven-story medical office building and an adjacent 951-space parking deck located in Indianapolis, Indiana.
This Statement is prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission (“SEC”) as a result of the acquisition of the Property by Cogdell Spencer LP, (the “Operating Partnership”), a subsidiary of Cogdell Spencer Inc. (the “Company”), on February 15, 2006. Rule 3-14 requires certain information with respect to the operations of real estate assets acquired to be included in certain filings with the SEC. The Statement includes the historical revenues of Methodist Professional Center One and certain operating expenses, excluding items not comparable to the operations of the Property under the Company’s ownership, including depreciation, amortization and interest expense.
NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue recognition – The Company recognizes revenues related to non-cancelable operating leases as earned over the life of the lease agreements on a straight-line basis. The leases generally contain provisions under which the tenants reimburse the Property for a portion of property operating expenses and real estate taxes. Rental revenue from the parking deck is recognized when earned.
Repairs and maintenance – The costs of ordinary repairs and maintenance are charged to operations when incurred.
Use of estimates – The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.
NOTE 3 – MINIMUM FUTURE RENTAL REVENUES
Methodist Professional Center One is leased to tenants under non-cancelable, fixed-term operating leases with expirations through 2012 and market rent renewal terms. The Property’s leases generally require the lessee to pay minimum rent, additional rent based upon increases in the Consumer Price Index and all taxes (including property tax), insurance, and other operating costs associated with the Property.
Future minimum lease payments by tenants under the non-cancelable operating leases as of December 31, 2005 were as follows:

For the year ending:
2006	$3,029
2007	2,853
2008	2,632
2009	2,477
2010	1,331
Thereafter	282

$12,604

NOTE 4 – OPERATING GROUND LEASES
Future minimum lease commitments under the ground leases are as follows:

For the year ending:
2006	$61
2007	61
2008	61
2009	61
2010	61
Thereafter	3,299

$3,604

(b)	Pro Forma Financial Information
The pro forma information of Cogdell Spencer Inc. listed in the accompanying Index to Financial Statement and Pro Forma Financial Information are filed as part of this Current Report on Form 8-K/A.
COGDELL SPENCER INC.
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED DECEMBER 31, 2005
(in thousands, except per share information)
(Unaudited)
The unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2005 is presented as if the acquisition of the Methodist Professional Center One building had occurred as of the beginning of the period. In management’s opinion, all adjustments necessary to reflect the effects of this transaction have been made. This unaudited Pro Forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of operations would have been had this transaction occurred at the beginning of the period, nor does it purport to represent the results of operations for future periods.
COGDELL SPENCER INC.
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
(Unaudited)

			Methodist
	Predecessor	Company	Professional
	January 1, 2005 –	November 1, 2005 –	Center One	Pro Forma
	October 31, 2005	December 31, 2005	Acquisition	Adjustments		Pro Forma
	(In thousands, except per share amounts)
Revenues:
Rental	$14,270	$7,044	$4,807	$(18	)(a)	$26,103
Rental — related party	21,716	—	—	—		21,716
Fee revenue	1,450	221	—	—		1,671
Expense reimbursements	565	94	—	—		659
Interest and other income	879	127	—	—		1,006

Total revenues	38,880	7,486	4,807	(18)		51,155
Expenses:
Property operating	13,124	2,596	1,789	—		17,509
General and administrative	5,130	7,791	—	—		12,921
Depreciation	8,421	2,727	—	1,551	(b)	12,699
Amortization	59	1,415	—	455	(c)	1,929
Interest	8,275	1,512	—	1,791	(d)	11,578
Loss from early extinguishment of debt	—	103	—	—		103

Total expenses	35,009	16,144	1,789	3,797		56,739
Income (loss) from operation before equity in earnings (loss) of unconsolidated real estate partnerships and minority interests in operating partnership	3,871	(8,658)	3,018	(3,815)		(5,584)
Equity in earnings (loss) of unconsolidated real estate partnerships	(47)	3	—	—		(44)
Minority interests in operating partnership	—	3,055	—	47	(e)	3,102

Net income (loss)	$3,824	$(5,600)	$3,018	$(3,768)		$(2,526)

Basic and diluted loss per share		$(0.70)

Weighted average common shares — basic and diluted		7,972

(a)	Reflects the amortization of acquired above and below- market leases.

(b)	Represents depreciation related to building and improvements using the straight-line method. Buildings and improvements are depreciated over 25 to 35 years and tenant improvements are depreciated over the shorter of the remaining lease term or life of the improvement.

(c)	Represents amortization related to in place leases.

(d)	Reflects interest expense on the $38,250,000 of debt borrowed under the Credit Facility at effective rates from 3.70% to 5.69%. If LIBOR were to increase by 100 basis points, the increase in interest expense would decrease earnings by $382,500.

(e)	Reflects the allocation of loss to the minority interest in the Operating Partnership related to the acquired property.

The unaudited Pro Forma condensed Consolidated Balance Sheet is presented as if the acquisition of the Methodist Professional Center One building had occurred as of December 31, 2005. In management’s opinion, all adjustments necessary to reflect the effects of this transaction have been made.
COGDELL SPENCER INC.
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
YEAR ENDED DECEMBER 31, 2005
As of December 31, 2005
(Unaudited)

		Methodist
		Professional
		Center One
	Company Historical	Acquisition (a)		Pro Forma
	(In thousands, except per share amounts)
ASSETS
Real estate properties:
Land	$17,047	$—		$17,047
Buildings and improvements	243,090	37,825		280,915
Construction in progress	1,099	—		1,099
Less: Accumulated depreciation	(2,713)	—		(2,713)

Total real estate properties, net	258,523	37,825		296,348
Cash and cash equivalents	9,571	(1,268)		8,303
Restricted cash	779	—		779
Investment in capital lease	6,499	—		6,499
Acquired above market leases, net of accumulated amortization of $25 in 2005	852	180		1,032
Acquired in place lease value and deferred leasing costs, net of accumulated amortization of $1,399 in 2005	21,220	1,690		22,910
Acquired ground leases, net of accumulated amortization of $15 in 2005	2,919	120		3,039
Deferred financing costs, net of accumulated amortization of $31 in 2005	913	—		913
Goodwill	2,875	—		2,875
Other assets	4,331	—		4,331

Total assets	$308,482	$38,547		$347,029

LIABILITIES AND STOCKHOLDERS’ EQUITY
Notes payable under line of credit	$19,600	$38,250	(b)	$57,850
Mortgage loans	140,634	—		140,634
Accounts payable and accrued liabilities	4,699	—		4,699
Acquired below market leases, net of accumulated amortization of $164 in 2005	2,893	297		3,190
Interest rate swap agreements	170	—		170

Total liabilities	167,996	38,547		206,543
Commitments and contingencies
Minority interests in operating partnership	62,018	—		62,018
Stockholders’ equity:
Preferred stock, $0.01 par value; 50,000 shares authorized, none issued or outstanding	—	—		—
Common stock; $0.01 par value; 200,000 shares authorized, 8,000 shares issued and outstanding	80	—		80
Additional paid-in capital	86,154	—		86,154
Unamortized restricted stock compensation	(299)	—		(299)
Accumulated deficit	(7,467)	—		(7,467)

Total stockholders’ equity	78,468	—		78,468

Total liabilities and stockholders’ equity	$308,482	$38,547		$347,029

(a) Reflects the acquisition of Methodist Professional Center One and the preliminary allocation of purchase price to assets and liabilities acquired.
(b) Represents acquisition financing under the Company’s $100 million unsecured line of credit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COGDELL SPENCER INC.

May 1, 2006	By:	/s/ Frank C. Spencer
Frank C. Spencer
President and Chief Executive Officer

EXHIBIT INDEX
(c)	Exhibits
23.1	Consent of Deloitte & Touche LLP